GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares,

Service Shares, Class IR Shares and Class R Shares (as applicable) of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs Dynamic Allocation Fund

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs Real Estate Securities Fund

(the “Funds”)

Supplement dated December 31, 2012 to the

Prospectus, dated April 2, 2012, as supplemented to date (“Prospectus”)

As of January 1, 2013, Goldman Sachs Asset Management, L.P. is expected to be subject to registration and regulation as a commodity pool operator under the Commodity Exchange Act with respect to its service as investment adviser to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds and the Commodity Strategy Fund’s wholly-owned subsidiary organized under the laws of the Cayman Islands.

Effective January 1, 2013, the “Goldman Sachs Commodity Strategy Fund—Summary—Principal Risks of the Fund” section of the Prospectus is amended by deleting “CFTC Regulation Risk.”

Effective January 1, 2013, the “Risks of the Funds” section of the Prospectus is amended by deleting “CFTC Regulation Risk.”

Effective January 1, 2013, the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques” section of the Prospectus is amended by inserting the following as the new third paragraph of the section:

The Investment Adviser is expected to be subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and the Subsidiary. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements with respect to these Funds, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association rules, the Funds may incur additional compliance and other expenses. The Investment Adviser is exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Subsidiary.

Effective January 1, 2013, the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques—Futures Contracts and Options and Swaps on Futures Contracts” section of the Prospectus is amended by deleting the last sentence of the second paragraph.

This Supplement should be retained with your Prospectus for future reference.

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